Exhibit 10.12






                                WARRANT AGREEMENT


                                     between


                              COMFORCE CORPORATION


                                       and


                              THE BANK OF NEW YORK


                                       as


                                  Warrant Agent


                                   ----------



                          Dated as of November 26, 1997






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     WARRANT AGREEMENT (the "Agreement"), dated as of November 26, 1997, between
COMFORCE Corporation, a Delaware corporation (together with any successors and assigns, the "Company"), and The Bank of New York, a New York banking corporation, as Warrant Agent (the "Warrant Agent").

     WHEREAS, the Company proposes, among other things, to issue and sell pursuant to a Purchase Agreement, dated as of November 19, 1997, among the Company and NatWest Capital Markets Limited, as Initial Purchaser (the "Purchase Agreement"), 25,000 Units (the "Units") representing $20,000,000 principal amount of 15% Senior Secured PIK Debentures due 2009 (the "Debentures") with
8.45 Warrants (the "Warrants") to purchase one share of common stock of the Company, par value $0.01 per share (the "Common Stock"), to be issued upon exercise of the Warrants (the "Warrant Shares") representing approximately 1% of the outstanding Common Stock of the Company on a fully diluted basis;

     WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, division, transfer, exchange and exercise of Warrants as provided herein;



     NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Warrant Agent hereby agree as follows:

     SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

     SECTION 2. Warrant Certificates. The Warrants will initially be issued either in global form (the "Global Warrants") or in registered form as physical Warrant certificates (the "Physical Warrants"). Any certificates (the "Warrant Certificates") evidencing the Global Warrants or the Physical Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Warrant Certificates representing Physical Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Warrant Certificate to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the Holder (as defined below) thereof. Warrant Certificates representing Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or

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decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depositary (as defined below) in accordance with instructions given by the Holder thereof. The Depository Trust Company shall act as the Depositary with respect to the Global Warrants until a successor shall be appointed by the Company and the Warrant Agent. Upon written request, a Holder may receive from the Depositary and Warrant Agent Physical Warrants as set forth in Section 6 below.

     SECTION 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or a Vice President and by its Treasurer, Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Vice Chairman of the Board, President, Chief Executive Officer, Vice President, Treasurer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Vice Chairman of the Board, President, Chief Executive Officer, Vice President, Treasurer, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

     Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

     SECTION 4. Registration and Countersignature. The Warrants shall be numbered and shall be registered on the books of the Company maintained at the principal corporate trust office of the Warrant Agent in 101 Barclay Street, 21W, New York, New York 10286 (the "Warrant Register") as they are issued.

     Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, Vice Chairman of the Board, the President, Chief Executive Officer, a Vice President, the Treasurer, Secretary or an Assistant Secretary of the Company, initially countersign and deliver Warrants entitling the Holders thereof to purchase not

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more than the number of Warrant  Shares  referred to above in the first  recital hereof and shall thereafter countersign and deliver Warrants as otherwise provided in this Agreement.

     The Company and the Warrant Agent may deem and treat the registered Holders (the "Holders") of the Warrant Certificates as the absolute owners thereof
(notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     SECTION 5. Transfer and Exchange of Warrants. The Warrant Agent shall from time to time, subject to the limitations of Section 6, register the transfer of any outstanding Warrants upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase. Any Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged.

     Upon registration of transfer, the Warrant Agent shall countersign and deliver by mail a new Warrant Certificate or Certificates to the persons entitled thereto. The Warrant Certificates may be exchanged at the option of the Holder thereof, when surrendered at the office or agency of the Company maintained for such purpose, which initially will be the principal corporate trust office of the Warrant Agent in New York, New York for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares.

     No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.

     SECTION 6. Registration of Transfers and Exchanges.

     (a) Transfer and Exchange of Physical Warrants. When Physical Warrants are presented to the Warrant Agent with a request, and after the Warrant Agent has had adequate time to confer and receive written instructions from the Company:

          (i) to register the transfer of the Physical Warrants; or

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          (ii) to  exchange  such  Physical  Warrants  for an  equal  number  of
     Physical Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 6 for such transactions are met; provided, however, that the Physical Warrants presented or surrendered for registration of transfer or exchange:

               (I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (II) in the case of Physical Warrants the offer and sale of which have not been registered under the Securities Act of 1933, as amended (the "Security Act"), such Physical Warrants shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

          (A) if such Physical Warrants are being delivered to the Warrant Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto); or

          (B) if such Physical Warrants are being transferred to a "qualified Institutional buyer" (as defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer")) in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

          (C) if such Physical Warrants are being transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor")) delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

          (D) if such Physical Warrants are being transferred in reliance on Regulation S under the Securities Act ("Regulation S"), delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (E) if such Physical Warrants are being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory

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               to the Company to the effect that such  transfer is in compliance with the Securities Act; or

          (F) if such Physical Warrants are being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act.

     (b) Restrictions on Transfer of Physical Warrants for a Beneficial Interest in a Global Warrant. A Physical Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Physical Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

          (A) a certification, in substantially the form of Exhibit B hereto, that such Physical Warrant is being transferred to a Qualified Institutional Buyer; and

          (B) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Physical Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall upon written instructions from the Company authenticate a new Global Warrant in the appropriate amount.

     (c) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (d) Transfer of a Beneficial Interest in a Global Warrant for a Physical Warrant.

          (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Physical Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form

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     of instructions as is customary for the Depositary or the person designated
     by  the  Depositary  as  having  such  a  beneficial   interest  containing
     registration instructions and, in the case of any such transfer or exchange of a beneficial interest in a Global Warrant the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

          (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or

          (B) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

          (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

          (D) if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (E) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act, then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of a written instruction in the form of an Officers' Certificate, the Warrant Agent will

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countersign  and make  available  for  delivery  to the  transferee  a  Physical
Warrant.

          (ii) Physical Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall make available for delivery such Physical Warrants to the persons in whose names such Physical Warrants are so registered.

     (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Agreement, a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (f) Authentication of Definitive Warrants in Absence of Depositary. If at any time:

          (i) the Depositary for the Warrants notifies the Company that the Depositor is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or

          (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Physical Warrants under this Warrant Agreement,

then the Company will execute, and the Warrant Agent, upon written instructions from the Company requesting the Warrant Agent to countersign and make available for delivery Physical Warrants, will countersign and make available for delivery Physical Warrants, in an aggregate number equal to the aggregate number of Warrants represented by the Global Warrants, in exchange for such holder's beneficial interest in Global Warrants.

     (g) Legends.

          (i) For so long as transfer of a Warrant is not permitted without registration under the Securities Act, each Warrant Certificate evidencing such Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE

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     ACCOUNT OR BENEFIT OF,  UNITED  STATES  PERSONS  EXCEPT AS SET FORTH IN THE
     FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY
     SUBSIDIARY   THEREOF,   (B)  INSIDE  THE  UNITED   STATES  TO  A  QUALIFIED
     INSTITUTIONAL  BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
     (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER
     CONTAINING  CERTAIN   REPRESENTATIONS   AND  AGREEMENTS   RELATING  TO  THE
     RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT,
     (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREED THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT AN INITIAL INVESTOR THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL ACCREDITED INVESTOR. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT

     TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES
     PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     (h) Cancellation and/or Adjustment of a Global Warrant. At such time as all beneficial interests in a Global Warrant have either been exchanged for Physical Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Physical Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

          (i) Obligations with Respect to Transfers and Exchanges of Physical Warrants.

          (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall countersign Physical Warrants.

          (ii) All Physical Warrants issued upon any registration, transfer or exchange of Physical Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Physical Warrants surrendered upon the registration of transfer or exchange.

          (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

     SECTION 7. Separation of Warrants: Terms of Warrants, Exercise of Warrants. The Debentures and Warrants will be separately transferable, subject to compliance with applicable securities laws, on the earliest to occur of (i) February 24, 1998, (ii) such earlier date as may be determined by NatWest Capital Markets Limited as Initial Purchaser with the consent of the Company,
(iii) upon the occurrence of a Change of Control of the Company (as defined in that certain Indenture, dated as of November 26, 1997, between the Company and The Bank of New York, as Trustee), and (iv) the effective date of a registration statement for a registered exchange offer for the Debentures (the "Separability Date").

     Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing on or after the date of issuance and until 5:00 p.m., New York City time, on December 1, 2009 (the "Expiration Date"), to receive from the Company upon the exercise of each warrant the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (as defined) then in effect for such Warrant Shares. Each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and an rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

     The initial price per share at which Warrant Shares shall be purchasable upon exercise of Warrants (the "Exercise Price") shall be $7.55 subject to adjustment, provided, that in no event shall the Exercise Price be less than $.01 per share. A Warrant may be exercised upon surrender at the office or agency of the Company maintained for such purpose, which initially will be the principal corporate trust office of the Warrant Agent in New York, New York, of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a participant in a recognized Signature Guarantee Medallion Program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check to the order of the Warrant Agent on behalf of the Company in Immediately Available Funds.

     Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Warrant Holder may designate a certificate or certificates for the number of Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 12; provided, however, that if any consolidation, merger or sale of assets is proposed to be effected by the Company as described in subsection (d) of Section 12 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than 10 days, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are not open for business ("Business Day") thereafter, issue and cause to be mailed the number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 12. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

     The Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to make the required new Warrant Certificate or Certificates available for delivery pursuant to the provisions of this Section and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will promptly supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

     All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner consistent with the Warrant Agent's customary procedure for such disposal and in a manner reasonably satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

     The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

     SECTION 8. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 9. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may at its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity in the sole discretion of the Warrant Agent. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

     SECTION 10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy an obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     The Company or the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 12. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Section 14 hereof.

     The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants made in accordance with the terms of this Agreement will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. The Company will take no action to increase the par value of the Common Stock to an amount in excess of the Exercise Price, and the Company will not enter into any agreements inconsistent with the rights of Holders hereunder. The Company will use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of any Warrants, unless there is an effective registration statement with respect to such issuance.

     SECTION 11. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the American Stock Exchange or such other of the principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchanges or markets within the United States of America, the

Company will use its best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the Private Offering, Resales and Trading through Automated Linkages market.

     SECTION 12. Adjustment of Number of Warrant Shares Issuable. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Exercise Rate") is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12. The Exercise Rate shall initially be 1.00.

     (a) Adjustment for Change in Capital Stock. If the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other capital stock of the Company;

          (2) subdivides, combines or reclassifies its outstanding shares of Common Stock;

          (3) makes a distribution to all Holders of its Common Stock of rights, warrants or options to purchase Common Stock of the Company at a price per share less than the Current Market Value (as defined in Section 12(d)) at the Time of Determination (as defined below); and

          (4) makes distributions to stockholders of Common Stock of the Company or rights, warrants or options to purchase Common Stock of the Company;

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action; provided, however, that notwithstanding the foregoing, upon the occurrence of an event described in any of paragraphs (1), (3) or (4) above, which otherwise would have given rise to an adjustment, no adjustment shall be made if the Company includes the Holders of Warrants in such distribution pro rata to the number of shares of Common Stock issued and outstanding (after giving effect to the Warrant Shares as if they were issued and outstanding).

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution (the "Time of Determination") and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

     Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) Adjustment for Certain Issuances of Common Stock.

     Subject to Section 12(a), if the Company issues or sells shares of its Common Stock or distributes any rights, options or warrants to all Holders of its Common Stock entitling them to purchase shares of Common Stock, or securities convertible into or exchangeable for Common Stock (other than pursuant to (1) the exercise of the Warrants, (2) any options, warrants or rights outstanding as of the date of this Agreement, (3) without limiting any options, warrants or rights outstanding pursuant to the immediately preceding clause (2), any director's plans and employee stock option or purchase plans to the extent that the aggregate number of shares of Common Stock of the Company (or securities convertible into or exchangeable or exercisable for the Common Stock of the Company) distributed under all such director's plans and employee stock option and purchase plans does not exceed 4,000,000 shares of the Company's Common Stock at any time (of which options to purchase 2,069,030 shares are currently outstanding)), at a price per share less than the Current Market Value at the Time of Determination, the Exercise Rate shall be adjusted in accordance with the formula:

                               E(1) = E x (O + N)
                                          --------
                                           O + (N x P)
                                               --------
                                                    M
where:

               E(1) =  the adjusted Exercise Rate.

                  E = the Exercise Rate immediately prior to the Time of Determination for any such distribution.

                  O =   the  number  of Fully  Diluted  Shares  (as  defined  in
                        Section 12(m)) outstanding on the Time of Determination for any such issuance, sale or distribution.

                  N = the number of additional shares of Common Stock issued, sold or issuable upon exercise of such rights, options or warrants.

                  P = the price received in the case of any issuance or sale of Common Stock or exercise price per share of such rights, options or warrants.

                  M = the Current Market Value per share of Common Stock on the Time of

     Determination for any such issuance, sale or distribution.

     The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which any such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     (c) Adjustment for Other Distribution.

     Subject to Section 12(a), if the Company distributes to all Holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (other than cash dividends or other cash distributions or distributions from current or retained earnings other than any Extraordinary Cash Dividend), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Rate shall be adjusted in accordance with the formula:

                                  E(1) = E x M
                                        --------
                                         M - F

where:

                  E1 =  the adjusted Exercise Rate.

                  E = the current Exercise Rate on the record date mentioned below.

                  M = the Current Market Value per share of Common Stock on the record date mentioned below.

                  F = the fair market value on the record date mentioned below of the indebtedness, assets, rights, options or warrants distributable to one share of Common Stock.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to clause (iii) above of this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually dis tributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding the foregoing, provisions of this

Section 12(c), (x) an event which would otherwise give rise to an adjustment pursuant to this Section 12(c) shall not give rise to such an adjustment if the Company includes the Holders of the Warrants in such distribution pro rata to the number of shares of Common Stock issued and outstanding after giving effect to the Warrant Shares as if they were issued and outstanding and (y) no adjustment shall be made pursuant to this Section 12(c) with respect to cash dividends other than Extraordinary Cash Dividends.

     This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 12.

     (d) Merger, Consolidation, Etc. If (x) the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another person (other than an Affiliate of the Company) and consideration is payable to Holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with Holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights, of a Holder shall terminate and cease and his or her Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

     (e) Current Market Value.

     "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

          (1) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's length transaction between the Company and a person other than an Affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert or (iii) if neither clause (i) nor (ii) is applicable, the value of the Security determined as of such date by an Independent Financial Expert, or

          (2) if the Security is registered under the Exchange Act, the average of the daily market prices for each business day during the period commencing 15 business days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 15 consecutive business days before such date, then the average of the daily market prices for all of the business days before such date for which daily market prices are available. If the market price is not determinable for at least 10 business days in such period, the Current Market Value of the Security shall be determined as if the Security was not registered under the Exchange Act.

     The "market price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or (C) if neither clause
(A) nor (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the Company. If there are no such prices on a business day, then the market price shall not be determinable for such business day.

     "Independent Financial Expert" shall mean (a) NatWest (or any successor) or
(b) another nationally recognized investment banking firm, a nationally recognized regional investment banking firm or an internationally reputable accounting firm selected by the Company reasonably acceptable to the Warrant Agent (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company,
(ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgement of the Board of Directors of the Company (certified by a board resolution), is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

     "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control" when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Extraordinary Cash Dividend" means cash dividends, subject to the sentence below, with respect to the Common Stock the aggregate amount of which in any fiscal year exceeds the lesser of (i) 10% of the net income of the Company and its subsidiaries for the fiscal year immediately preceding the payment of such dividend or (ii) $1,500,000.

     (f) When De Minimis Adjustment May Be Deferred.

     No adjustment in the Exercise Rate need be made unless the adjustment would require an increase or decrease of at least 1.00% in the Exercise Rate. Notwithstanding the foregoing, any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

     All calculations under this Section 12 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     (g) When No Adjustment Required.

     If an adjustment is made upon the establishment of a record date for a distribution subject to subsections (a), (b) or (c) hereof and such distribution is subsequently cancelled, the Exercise Rate then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

     To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

     (h) Notice of Adjustment.

     Whenever the Exercise Rate or Exercise Price is adjusted, the Company shall provide the notices required by Section 14 hereof.

     (i) Voluntary Reduction.

     The Company from time to time may increase the Exercise Rate by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 business days.

     An increase of the Exercise Rate under this Subsection (i) (other than a permanent increase) does not change or adjust the Exercise Rate otherwise in effect for purposes of subsections (a), (b) or (c) of this Section 12.

     (j) When Issuance or Payment May Be Deferred.

     In any case in which this Section 12 shall require that an adjustment in the Exercise Rate be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 13; provided, however, that the Company shall deliver to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, to deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     (k) Reorganizations.

     In case of any capital reorganization, other than in the cases referred to in Sections 12(a), (b), (c) or (d) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a Holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

     The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall (i) expressly assume, by a supplemental Warrant Agreement or other acknowledgment executed and delivered to the Warrant Agent the obligation to deliver to the Warrant Agent and to cause the Warrant Agent to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder maybe entitled to purchase, and all other obligations and liabilities under this Agreement and (ii) enter into an agreement providing to the Holders rights and benefits substantially similar to those enjoyed by the Holders under the Registration Rights Agreement of even date herewith.

     The foregoing provisions of this Section 12(k) shall apply to successive Reorganization transactions.

     (l) Form of Warrants.

     Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     (m) Miscellaneous.

     For purposes of this Section 12 the term "Fully Diluted  Shares" shall mean
(i) the shares of Common Stock outstanding as of a specified date, and (ii) shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible (other than the Warrants). In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (1) of this Section 12, inclusive, and the provisions of Sections 7, 8, 10 and 13 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

     SECTION 13. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

     SECTION 14. Notices to Warrant  Holders.  Upon any  adjustment  pursuant to
Section 12 hereof, the Company shall give prompt written notice of such adjustment to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, within 10 days after such adjustment, to mail by first class mail, postage prepaid, to each Holder a notice of such adjustment(s) and shall deliver to the Warrant Agent a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant after such adjustment(s), (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made. Where appropriate, such notice may be given in advance and included as a part of the notice required under the other provisions of this Section 14.

     In case:

          (a) the Company shall authorize the issuance to all Holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b) the Company shall authorize the distribution to all Holders of shares of

     Common Stock of evidences of its indebtedness or assets; or

          (c) of any consolidation or merger to which the Company is a part and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company proposes to take any action that would require an adjustment to the Exercise Rate or the Exercise Price pursuant to Section 12 hereof;

then the Company shall give prompt written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company to give to each of the registered Holders of the Warrant Certificates at his or its address appearing on the Warrant register, at least 30 days (or 20 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the Holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that Holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure by the Company or the Warrant Agent to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     The Company shall give prompt written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company to give to each Holder written notice of any determination to make a distribution to the Holders of its Common Stock of any cash dividends, assets, debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities (other than Common Stock, or rights, options, or warrants to purchase Common Stock) of the Company, which notice shall state the nature and amount of such planned dividend or distribution and the record date therefor, and shall be received by the Holders at least 30 days prior to such record date therefor.

     Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

     SECTION 15. Notices to the Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company as its office for purposes of this Agreement (until the Warrant Agent is otherwise notified in accordance with this Section 15 by the Company), as follows:

          COMFORCE Corporation
          2001 Marcos Avenue
          Lake Success, NY  11042
          Facsimile: (516) 352-1953

          with a copy to:

          Doepken, Keevican & Weiss
          58th Floor, USX Tower
          600 Grant Street
          Pittsburgh, PA  15219
          Attention: David G. Edwards, Esq.
          Facsimile:  (412) 355-2609

     Any notice pursuant to this Agreement to be given by the Company or by any Holder(s) to the Warrant Agent shall be sufficiently given when received by the Warrant Agent at the address appearing below (until the Company is otherwise notified in accordance with this Section by the Warrant Agent).

          The Bank of New York
          101 Barclay Street, 21W
          New York, New York  10286
          Facsimile:  (212) 815-5915

     SECTION 16. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of any Holder of Warrants. Any Amendment or supplement to this Agreement that has a material adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the Exercise Rate decreased (other than pursuant to adjustments provided in Section 12). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

     SECTION 17. Concerning the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound:

          (a) The statements contained herein and in the Warrant Certificate shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or any action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

          (b) The Warrant Agent shall not be responsible for and shall incur no liability to the Company or any Holder for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

          (c) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct of any agent appointed with due care.

          (d) The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (e) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless such evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the

     Board, the Chief Executive Officer, the President, the Chief Operating Officer, one of the Vice Presidents, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate. Without limiting the foregoing, the Company shall notify the Warrant Agent in writing of the occurrence of the Separability Date on the Date it occurs, and until receipt of such notice the Warrant Agent may (but need not) be entitled to assume that any such date has not occurred.

          (f) The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement (including, without limitation, reasonable fees and expenses of counsel), and to indemnify the Warrant Agent and its agents, employees, directors, officers and affiliates and save it and them harmless against any and all liabilities, losses and expenses, including, without limitation, judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement, except as a result of the Warrant Agent's negligence or bad faith.

          (g) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

          (h) The Warrant Agent and any stockholder, director, officer or employee ("Related Parties") of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement or such director, officer or employee. Nothing herein shall preclude the Warrant Agent or any Related Party from acting in any other capacity for the Company or for any other legal entity including, without limitation, acting as Transfer Agent or as a lender to the Company or an affiliate thereof.

          (i) The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions thereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (j) The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (k) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

          (l) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith and without negligence in accordance with instructions of any such officer or officers.

     SECTION 18. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then the Warrant Agent or any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or such a court, shall be a suitable alternate, experienced in these duties and in good standing, incorporated under the laws of the United States of America or any State thereof or the District of

Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $50,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the Company or the successor warrant agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

     SECTION 19. Identity of Transfer Agent. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent. The current Transfer Agent is American Stock Transfer & Trust Company with offices located at 40 Wall Street, 46th Floor, New York, New York 10005.

     SECTION 20. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrant Agent or any Holder of Warrants shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 21. Termination. This Agreement shall terminate on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised or redeemed pursuant to this Agreement.

     SECTION 22. Governing Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     SECTION 23. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered Holders of the Warrant Certificates.

     SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                        COMFORCE CORPORATION


                                        By:_____________________________
                                           Name:
                                           Title:


                                        THE BANK OF NEW YORK,
                                             as Warrant Agent


                                        By:_____________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A
                                                                       ---------


                          [Form of Warrant Certificate]
                                     [Face]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.1

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH

----------
1 This paragraph is to be included only if the Warrant is in global form.

                                                                       Exhibit A
                                                                          Page 2


RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREED THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT AN INITIAL INVESTOR THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL ACCREDITED INVESTOR. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER
INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     THIS WARRANT MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF THIS WARRANT MAY BE MADE FOR AN INTEREST IN A PHYSICAL WARRANT UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE

                                                                       Exhibit A
                                                                          Page 3


RESTRICTED PERIOD (AS DEFINED IN THAT CERTAIN INDENTURE DATED AS OF NOVEMBER 26, 1997 BETWEEN THE COMPANY AND THE WARRANT AGENT) AND THE DATE ON WHICH THE PROPER REQUIRED CERTIFICATION RELATING TO SUCH INTEREST HAS BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE WARRANT AGREEMENT, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.2


----------
2 To be included only in a Reg. S Global Warrant.

                                                                       Exhibit A
                                                                          Page 4


                  EXERCISABLE ON OR AFTER THE DATE OF ISSUANCE
                        AND ON OR BEFORE DECEMBER 1, 2009


No. ______
Warrants

CUSIP No.:

                               Warrant Certificate

                              COMFORCE Corporation

     This Warrant Certificate certifies that _____________________ or registered assigns, is the registered Holder of Warrants expiring December 1, 2009 (the "Warrants") to purchase shares of common stock $0.01 par value (the "Common Stock") of COMFORCE Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the Holder upon exercise to receive from the Company on or after the date hereof and on or before 5: 00 p.m. New York City Time on December 1, 2009 one fully paid and nonassessable share of Common Stock (each a "Warrant Share") at the initial exercise price (the "Exercise Price") of $7.55 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

     No Warrant may be exercised after 5:00 p.m., New York City Time, on December 1, 2009, and to the extent not exercised by such time such Warrants shall become void.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

     This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                                                                       Exhibit A
                                                                          Page 5


     IN  WITNESS   WHEREOF,   COMFORCE   Corporation  has  caused  this  Warrant
Certificate   to   be   signed   by   its    [________________]   and   by   its
[________________].

Dated:



                                   COMFORCE CORPORATION



                                   By:_____________________________
                                      Name:
                                      Title:



                                   By:_____________________________
                                      Name:
                                      Title:

Countersigned:

The Bank of New York,
   as Warrant Agent


By:_____________________________
         Authorized Signatory

                                                                       Exhibit A
                                                                          Page 6


                          [Form of Warrant Certificate]

                                    [Reverse]


     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring December 1, 2009, entitling the Holder on exercise to receive shares of voting Common Stock, of the Company (the "Common Stock"), $0.01 par value, and are issued or to be issued pursuant to a Warrant Agreement dated as of November 26, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, a bank organized under the laws of the State of New York as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Holders (the words "Holders" or "Holder" meaning the registered Holders or registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

     Warrants may be exercised at any time on or after the date hereof and on or before December 1, 2009, subject to extension as provided in the Warrant Agreement. The Holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company win pay the cash value thereof determined as provided in the Warrant Agreement.

     Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees in exchange

                                                                       Exhibit A
                                                                          Page 7


for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company and the Warrant Agent may deem and treat the registered Holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the Holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any Holder hereof to any rights of a stockholder of the Company.

                                                                       Exhibit A
                                                                          Page 8


                              ELECTION TO EXERCISE
                  (To be executed upon exercise of the Warrant)


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____ shares of Common Stock of COMFORCE Corporation and herewith tenders in payment for such Shares $___________ in lawful money of the United States of America. In accordance with the terms hereof. The undersigned requests that a certificate representing such Shares be registered and delivered as follows:


                                                Name

                                               Address

                                   Delivery Address (if different)

If such number of Shares is less than the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Shares be registered and delivered as follows:


                                                Name

                                               Address

                                   Delivery Address (if different)




              Social Security or                           Signature
Other Taxpayer Identification Number of Holder
                                                Note:  The above  signature must
                                                correspond   with  the  name  as
                                                written  upon  the  face of this
                                                Warrant   Certificate  in  every
                                                particular,  without  alteration
                                                or  enlargement  or  any  change
                                                whatsoever.  If the  certificate
                                                representing  the  Shares or any
                                                Warrant Certificate representing
                                                Warrants not  exercised is to be
                                                registered  in a name other than
                                                that  in  which   this   Warrant
                                                Certificate is  registered,  the
                                                signature  of the holder  hereof
                                                must be guaranteed.


Signature Guaranteed:



Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the [Registrar], which

                                                                       Exhibit A
                                                                          Page 9


requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the [Registrar] in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       Exhibit A
                                                                         Page 10


                             SCHEDULE OF EXCHANGES3


     The following exchanges of a part of this Global Warrant for Physical Warrants (or of Physical Warrants for an interest in the Global Warrant) have been made:


                                               Number of
               Amount of       Amount of       Warrants of
               decrease in     increase in     this Global
               Number of       Number of       Warrant            Signature of
               Warrants of     Warrants of     following such     authorized
Date of        this Global     this Global     decrease (or       officer of
Exchange       Warrant         Warrant         increase)          Warrant Agent
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------








----------
3 This is to be included only if the Warrant is in global form.

                                                                       Exhibit A
                                                                         Page 11


                                   ASSIGNMENT
                (To be executed by the registered holder if such
               holder desires to transfer the Warrant Certificate)

For Value Received, the undersigned registered holder hereby sells, assigns and transfers unto


                                Name of Assignee


                               Address of Assignee

this Warrant Certificate, together with all right, title and interest therein, and does irrevocably constitute and appoint

_______________________________________________attorney,  to transfer the within
Warrant Certificate on the books of the Warrant Agent, with full power of substitution.



                     Date                                   Signature

                                                  Note: The above signature must
                                                  correspond  with  the  name as
                                                  written  upon the face of this
                                                  Warrant  Certificate  in every
                                                  particular, without alteration
                                                  or  enlargement  or any change
                                                  whatsoever.




           Social Security or Other
  Taxpayer Identification Number of Assignee


Signature Guaranteed:




Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the [Registrar], which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the [Registrar] in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B
                                                                       ---------


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS



     Re: Warrants to purchase
         Common Stock (the "Securities"), of
         COMFORCE Corporation



     This Certificate relates to __________ Securities held in the form of* ___________ a beneficial interest in a Global Warrant or* ____________ Physical Warrants by ____________ (the "Transferor").

The Transferor:*

     / / has requested by written order that the Warrant Agent deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Physical Warrant or Physical Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

     / / has requested that the Warrant Agent by written order to exchange or register the transfer of a Physical Warrant or Physical Warrants.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 6 of such Warrant Agreement, and that the transfer of these Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

     / / Such Security is being acquired for the Transferor's own account, without transfer.

     / / Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

     / / Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act.

     / / Such Security is being transferred in reliance on Regulation S under the Act.

     / / Such Security is being transferred in reliance on Rule 144 under the Act.

                                                                       Exhibit B
                                                                          Page 2


     / / Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."



                                    --------------------------------
                                      (INSERT NAME OF TRANSFEROR)



                                    By:_____________________________
                                           (Authorized Signatory)

Date:
-------------------
*Check applicable box.

                                                                       EXHIBIT C
                                                                       ---------







                            Form of Certificate to Be
                          Delivered in Connection with
                 Transfers to Institutional Accredited Investors


                                                                          [Date]


The Bank of New York
101 Barclay Street, 21W
New York, New York  10286

Attention:  Corporate Trust Trustee Administration

          Re: COMFORCE Corporation
              (the "Company") Warrants to purchase Common
              Stock (the "Securities")


Ladies and Gentlemen:

     In connection with our proposed purchase of Securities, of the Company, we confirm that:

     1. We have received such information as we deem necessary in order to make our investment decision.

     2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Warrant Agent a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulation S under the Securities Act, (E) pursuant to the exemption from

                                                                       Exhibit C
                                                                          Page 2




registration  provided by Rule 144 under the Securities Act (if  available),  or
(F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

     4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Warrant Agent and the Company, such certification, legal opinions and other information as the Warrant Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

     6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                                                                       Exhibit C
                                                                          Page 3








     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                        Very truly yours,

                                        (Name of Transferor)

                                        By:_____________________________
                                            (Authorized Signatory)

                                                                       EXHIBIT D
                                                                       ---------



                            Form of Certificate to Be
                             Delivered in Connection
                           with Regulation S Transfers


                                                                          [Date]


The Bank of New York
101 Barclay Street, 21W
New York, New York  10286

Attention: COMFORCE Corporation

          Re: Corporate Trust Trustee Administration
              (the "Company") Warrants to purchase Common
              Stock (the "Securities")



Dear Sirs:

     In connection with our proposed sale of __________ of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

     (1) the offer of the Securities was not made to a person in the United States;

     (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                                                                       Exhibit D
                                                                          Page 2



     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                   Very truly yours,

                                   (Name of Transferor)

                                   By:_____________________________
                                         (Authorized Signatory)

                                                                       EXHIBIT D
                                                                       ---------



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

SECTION 1.  Appointment of Warrant Agent......................................1


SECTION 2.  Warrant Certificates..............................................1


SECTION 3.  Execution of Warrant Certificates.................................2


SECTION 4.  Registration and Countersignature.................................2


SECTION 5.  Transfer and Exchange of Warrants.................................3


SECTION 6.  Registration of Transfers and Exchanges...........................3


SECTION 7.  Separation of Warrants: Terms of Warrants, Exercise
               of Warrants....................................................9


SECTION 8.  Payment of Taxes.................................................10


SECTION 9.  Mutilated or Missing Warrant Certificates........................10


SECTION 10.  Reservation of Warrant Shares...................................11


SECTION 11.  Obtaining Stock Exchange Listings...............................11


SECTION 12.  Adjustment of Number of Warrant Shares Issuable.................12

         (a) Adjustment for Change in Capital Stock .........................12
         (b) Adjustment for Certain Issuances of Common Stock ...............13
         (c) Adjustment for Other Distribution ..............................14
         (d) Merger, Consolidation, Etc. ....................................15
         (e) Current Market Value ...........................................15
         (f) When De Minimis Adjustment May Be Deferred .....................16
         (g) When No Adjustment Required ....................................17
         (h) Notice of Adjustment ...........................................17
         (i) Voluntary Reduction ............................................17
         (j) When Issuance or Payment May Be Deferred .......................17

                                       (1)

                                                                            Page
                                                                            ----


         (k) Reorganizations ................................................18
         (l) Form of Warrants ...............................................18
         (m) Miscellaneous ..................................................19

SECTION 13.  Fractional Interests............................................19


SECTION 14.  Notices to Warrant Holders......................................19


SECTION 15.  Notices to the Company and Warrant Agent........................21


SECTION 16.  Supplements and Amendments......................................21


SECTION 17.  Concerning the Warrant Agent....................................22


SECTION 18.  Change of Warrant Agent.........................................24


SECTION 19.  Identity of Transfer Agent......................................25


SECTION 20.  Successors......................................................25


SECTION 21.  Termination.....................................................25


SECTION 22.  Governing Law...................................................25


SECTION 23.  Benefits of This Agreement......................................25


SECTION 24.  Counterparts....................................................25

                                       (2)